UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09781

PFS FUNDS

(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C El Cajon, CA (Address of principal executive offices)	92020 (Zip code)

CT Corporation System

155 Federal St., Suite 700,

Boston, MA 02110

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: October 31

Date of reporting period: January 31, 2015

Item 1. Schedule of Investments.

Greenleaf Income Growth Fund
		Schedule of Investments
	January 31, 2015 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS

Beverages
1,200	PepsiCo, Inc. +	$ 112,536	2.31%

Cigarettes
1,200	Philip Morris International Inc.	96,288	1.98%

Computer & Office Equipment
2,800	Lexmark International, Inc.	111,748	2.29%

Crude Petroleum & Natural Gas
15,600	BreitBurn Energy Partners LP	102,336
5,000	Linn Energy, LLC	51,300
4,200	Regency Energy Partners LP	107,772
		261,408	5.36%

Drilling Oil & Gas Wells
5,800	Noble Corporation plc (United Kingdom)	94,076
4,400	Transocean Ltd.	71,720
		165,796	3.40%

Electric & Other Services Combined
1,500	Duke Energy Corporation +	130,710	2.68%

Electric Services
2,600	The Southern Company	131,872	2.71%

Metal Mining
3,000	Freeport-McMoRan Inc.	50,430	1.03%

Natural Gas Transmission
2,000	Energy Transfer Partners, L.P. +	122,800
3,200	Kinder Morgan, Inc.	131,360
		254,160	5.22%

Petroleum Refining
2,800	BP p.l.c. ** +	108,724
1,750	ConocoPhillips +	110,215
1,200	Exxon Mobil Corporation	104,904
		323,843	6.64%

Pharmaceutical Preparations
2,000	AbbVie Inc.	120,700
1,100	Johnson & Johnson	110,154
2,000	Merck & Co., Inc. +	120,560
4,000	Pfizer Inc.	125,000
		476,414	9.77%

Plastic Materials, Synth Resins & Nonvulcan Elastomers
2,500	The Dow Chemical Company +	112,900	2.32%

Retail - Eating Places
1,200	McDonald's Corporation +	110,928	2.28%

Semiconductors & Related Devices
3,600	Intel Corporation +	118,944	2.44%

Services - Miscellaneous Amusement & Recreation
2,800	Cedar Fair, L.P. +	152,096	3.12%

Services - Miscellaneous Equipment Rental & Leasing
4,800	Fly Leasing Limited **	63,888	1.31%

Services - Prepackaged Software
2,600	Microsoft Corporation +	105,040	2.16%

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
1,350	Procter & Gamble Company +	113,792
3,000	Unilever N.V. **	130,110
		243,902	5.00%

Telephone Communications (No Radio Telephone)
3,400	AT&T Inc. +	111,928
2,900	CenturyLink, Inc.	107,793
2,400	Verizon Communications Inc. +	109,704
		329,425	6.76%

Wholesale - Petroleum Bulk Stations & Terminals
1,300	Global Partners LP	50,063	1.03%

Total for Common Stocks (Cost $3,735,160)		3,402,391	69.81%

CLOSED - END FUNDS
5,000	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	57,050
2,500	John Hancock Financial Opportunities Fund	53,475
Total for Closed - End Funds (Cost $118,743)		110,525	2.27%

EXCHANGE TRADED FUNDS
2,800	First Trust Multi-Asset Diversified Income Index Fund	59,276
5,000	Global X SuperDividend™ ETF	114,600
Total for Exchange Traded Funds (Cost $181,009)		173,876	3.57%

REAL ESTATE INVESTMENT TRUSTS
13,200	American Realty Capital Properties, Inc.	122,298
10,400	Annaly Capital Management, Inc.	109,824
9,600	Capstead Mortgage Corporation	115,392
6,600	NorthStar Realty Finance Corp.	124,806
2,600	Reality Income Corporation	141,206
1,800	W.P. Carey Inc.	129,258
Total for Real Estate Investment Trusts (Cost $719,448)		742,784	15.24%

Total Investment Securities		4,429,576
	(Cost $4,754,360)
Other Assets in Excess of Liabilities		444,022	9.11%

Net Assets		$ 4,873,598	100.00%

Greenleaf Income Growth Fund
		Schedule of Written Options
	January 31, 2015 (Unaudited)
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

AT&T Inc.
June 2015 Calls @ 35.00	2,000	$ 1,100

BP p.l.c.
April 2015 Calls @ 42.00	1,800	972
July 2015 Calls @ 42.00	1,000	1,040
		2,012

Cedar Fair, L.P.
June 2015 Calls @ 65.00	1,400	2,730

ConocoPhillips
February 2015 Calls @ 75.00	1,000	50
May 2015 Calls @ 70.00	700	784
		834

The Dow Chemical Company
June 2015 Calls @ 49.00	1,500	1,770

Duke Energy Corporation
April 2015 Calls @ 85.00	1,000	3,900

Energy Transfer Partners, L.P.
June 2015 Calls @ 65.00	1,000	2,150

Intel Corporation
April 2015 Calls @ 37.00	1,800	612
April 2015 Calls @ 39.00	1,800	234
		846

McDonald's Corporation
June 2015 Calls @ 100.00	600	786

Merck & Co., Inc.
March 2015 Calls @ 65.00	1,000	340

Microsoft Corporation
April 2015 Calls @ 50.00	1,200	48

PepsiCo, Inc.
April 2015 Calls @ 100.00	600	474

Procter & Gamble Company
March 2015 Calls @ 95.00	700	35

Verizon Communications Inc.
March 2015 Calls @ 50.00	1,000	100

Total (Premiums Received $20,390)		$ 17,125

* Non-Income Producing Security.
** ADR - American Depositary Receipt.
+ Portion or all of the security is pledged as collateral for call options written.

NOTES TO FINANCIAL STATEMENTS

GREENLEAF INCOME GROWTH FUND

January 31, 2015

(Unaudited)

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at January 31, 2015 was $4,754,360 and the premiums received for options written were $20,390. At January 31, 2015, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

      $108,084                       ($429,603)                                  ($321,519)

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 1% if redeemed within 90 days of purchase.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Fund as writer of the option bears the market risk of an unfavorable change in the price of the security underlying the written option. For additional information on option writing, see Note 4.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected taken on the return to be filed for the 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

EXPENSES: Expenses incurred by PFS Funds (the “Trust”) that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may own shares of real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gains and/or as reduction to the cost of the individual REIT. Additionally, the Fund may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable shares of the MLPs’ taxable income in computing its own taxable income.

3. INVESTMENT SECURITIES VALUATION

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs, closed-end funds, exchange traded funds, master limited partnerships and real estate investment trusts). Equity securities are generally valued by using market quotations.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security.  When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Short positions (including options written). Short positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these short positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, a short position, including a written option, is valued at its last ask price except when, in the Adviser’s opinion, the last ask price does not accurately reflect the current value of the short position. When an ask price is used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$3,402,391	$0	$0	$3,402,391
Closed-End Funds	110,525	0	0	110,525
Exchange Traded Funds	173,876	0	0	173,876
Real Estate Investment Trusts	742,784	0	0	742,784
Total	$4,429,576	$0	$0	$4,429,576

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$0	$17,125	$0	$17,125
Total	$0	$17,125	$0	$17,125

Refer to the Fund’s Schedule of Investments for a listing of securities by industry.  The Fund did not hold any level 3 assets during the three month period ended January 31, 2015. There were no transfers into or out of the levels during the three month period ended January 31, 2015. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4. WRITTEN OPTIONS

As of January 31, 2015, Fund portfolio securities valued at $962,643 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the three month period ended January 31, 2015 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at inception	0	$0
Options written	201	20,390
Options expired	0	0
Options exercised	0	0
Options Terminated	0	0
Options outstanding at January 31, 2015	201	$20,390

The locations on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

                                      Liability

                                               Derivatives

Call options written                     ($17,125)

Realized and unrealized gains and losses on derivatives contracts entered into during the three month period ended January 31, 2015 by the Fund are recorded in the following locations in the Statement of Operations:

                                                               Realized                                                          Unrealized

                                   Location             Gain/(Loss)                  Location

                                     Gain/(Loss)

Equity contracts       Realized Gain                                   Change In Unrealized

                           (Loss) on Options              $0           Appreciation/(Depreciation)                 $3,265

                                    Written                                        on Options Written

The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The table below shows offsetting assets and liabilities relating to options written shown on the statement of Assets and Liabilities as of January 31, 2015.

Liabilities:

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

Option
Writing	$17,125	$0	$17,125	$0	$17,125	$0

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS FUNDS

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:                  3/26/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:                  3/26/15

By: /s/Jeffrey R. Provence

       Jeffrey R. Provence

      Chief Financial Officer

Date:                  3/26/15